SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 13, 2000


                          THE GREAT TRAIN STORE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-13158                                          75-2539189
(Commission File Number)                    (I.R.S. Employer Identification No.)

14180 Dallas Parkway, Suite 618, Dallas, Texas               75240
(Address of Principal Executive Offices)                   (Zip Code)

                                 (972) 392-1599
              (Registrant's Telephone Number, Including Area Code)

                              _____________________


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Item 3. Bankruptcy or Receivership.

         On February 28, 2000, The Great Train Store Company (the "Registrant") filed a voluntary petition for protection and reorganization under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Filing"). From that time, the Registrant had been operating under the protection of the United States Bankruptcy Code as a debtor-in-possession and had been attempting to obtain bridge and replacement financing and to explore other opportunities for the Registrant.

         On May 18, 2000, the United States Bankruptcy Court entered an order authorizing, among other things, that the Registrant (i) discontinue operations at and liquidate the inventory located at the going-out-of-business stores, and
(ii) enter into an agency agreement for such liquidation.

         On June 23, 2000, the United States Bankruptcy Court entered an order approving the auction procedure for the sale of the Registrant's leases and approving the rejection procedure for termination of the leases not auctioned.

Item 5. Other Events.

         On October 13, 2000, the Registrant filed unaudited monthly operating reports as of and for the month ended July 29, 2000 with respect to the Registrant and The Great Train Store Partners, L.P., GTS Limited Partner, Inc. and GTS Partner, Inc., all direct or indirect subsidiaries of the Registrant (the "Subsidiaries") with the United States Bankruptcy Court. Attached hereto as
Exhibit 99.1 are such monthly reports as included in the bankruptcy filing referred to above.

         On July 17, 2000, the Registrant completed the liquidation of its inventory located at its store locations and on August 15, 2000, the Registrant closed its offices. In addition, the lease auction process has been completed.

         To date, based on the preliminary results of the liquidation, the Registrant does not expect that the stockholders of the Company will receive a distribution as a result of the liquidation.

Item 7.  Financial Statements as Exhibits

         (c)      Exhibits

                  99.1  Monthly   operating   reports  of  the   Registrant  and
         Subsidiaries as of and for the month ended July 29, 2000, as filed with the United States Bankruptcy Court.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 1, 2000

                                          THE GREAT TRAIN STORE COMPANY



                                          By: /s/ Cheryl A. Taylor
                                              ----------------------------------
                                              Cheryl A. Taylor
                                              Vice President - Finance &
                                              Administration


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